UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
April 24, 2012

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(972) 497-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Lennox International Inc. (the “Company”) today announced the sale of its Lennox Hearth Products business to Comvest Investment Partners IV, a fund of private investment firm The Comvest Group.  The all cash deal closed on April 24, 2012.  Attached hereto as Exhibit 99.1 is the press release filed today by the Company in connection with this event.

Revised 2011 quarterly and annual earnings statements, which show the effect of the removal of the Hearth business on the Company’s 2011 results, are furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated April 25, 2012*

99.2	Financial Information*

* The information contained in Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report, is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: April 25, 2012

By:	/s/ Robert W. Hau
Name:	Robert W. Hau
Title:	Executive Vice President and Chief Financial Officer